Fixed Assets, Net (Tables)	12 Months Ended
Dec. 31, 2016
FIXED ASSETS, NET [Abstract]
Fixed Assets, Net

	As of December 31, (in thousands)
	2015	2016
Office building	$195,281	$182,799
Computer equipment (including servers)	50,660	38,153
Leasehold and building improvements	32,143	26,674
Office furniture	4,440	3,467
Vehicles	1,729	1,591

Total	284,253	252,684
Less: accumulated depreciation	(69,947)	(62,914)

Net book value	$214,306	$189,770